UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017 (October 5, 2017)

ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37360	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue

New York, New York 10022
(Address of principal executive offices, including Zip Code)

(212) 409-2434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on May 12, 2017 by Atlantic Alliance Partnership Corp. (the “Company”), on May 8, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kalyx Development Inc., a Maryland corporation (“Kalyx”). Unless otherwise defined herein, the capitalized terms used in this report are defined in the Merger Agreement. In connection with the Merger Agreement, AAP Sponsor (PTC) Corp., (“Sponsor”), Fox Investments Limited (“Fox”) and Kalyx entered into a letter agreement (the “Forfeiture Agreement”) and AAPC and Kalyx entered into voting agreements (the “Voting Agreements”) with certain Kalyx members (the “Kalyx Stockholders”).

On October 5, 2017, due to the inability to list the securities of the combined entity on any U.S. national stock exchange upon consummation of the Merger, which was one of the closing conditions set forth in the Merger Agreement, the Company, Sponsor, Fox, Kalyx and the Kalyx Stockholders elected to abandon the transactions contemplated by the Merger Agreement and enter into a Termination Agreement (the “Termination Agreement”), pursuant to which, the Merger Agreement, the Forfeiture Agreement and the Voting Agreement were each terminated, effective immediately, and are no longer of any force or effect. There were no termination penalties incurred as a result of the termination of the Merger Agreement, the Forfeiture Agreement and the Voting Agreement.

The Termination Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Termination Agreement is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

10.1	Termination Agreement dated October 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2017	ATLANTIC ALLIANCE PARTNERSHIP CORP.

	By:	/s/ Iain Abrahams
Name: Iain Abrahams
Title: Chief Executive Officer

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